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                                                            Exhibit 10.2



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.

                           DIRECTOR STOCK OPTION PLAN




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                                TABLE OF CONTENTS


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ARTICLE           DESCRIPTION                                                      PAGE
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
1. PURPOSE............................................................................2


2. ADMINISTRATION.....................................................................2


3. ELIGIBILITY........................................................................3


4. COMMON STOCK.......................................................................3


5. REQUIRED TERMS AND CONDITIONS OF NONQUALIFIED OPTIONS..............................4


6. EXPIRATION OF OPTION...............................................................5


7. METHOD OF EXERCISE.................................................................6


8. ADJUSTMENTS........................................................................7


9. OPTION AGREEMENTS..................................................................7


10.  LEGAL AND OTHER REQUIREMENTS.....................................................8


11.  NONTRANSFERABILITY...............................................................8


12.  INDEMNIFICATION OF COMMITTEE.....................................................8


13.  TERMINATION AND AMENDMENT OF PLAN................................................9


14.  EFFECTIVE DATE OF PLAN...........................................................9


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                      CHAMPIONSHIP AUTO RACING TEAMS, INC.

                           DIRECTOR STOCK OPTION PLAN




1.       PURPOSE

         The purpose of the Championship Auto Racing Teams, Inc., Director Stock Option Plan (the "Plan"), as hereinafter set forth, is to Championship Auto Racing Teams, Inc., a Delaware corporation (the "Company"), or any successor corporation, to attract, retain and reward non-employee Directors; to foster a wide-spread sense of ownership and commitment by offering them an opportunity to have long-term compensation, a greater proprietary interest in and closer identity with the Company and with its financial success; provided, however, that the exercise of Options shall be subject to the restrictions of Section 6. Proceeds of cash or property received by the Company from the sale of Common Stock pursuant to Options granted under the Plan will be used for general corporate purposes. The use of the terms "Options" herein shall refer to both Fixed Options and Elected Options.


2.       ADMINISTRATION

         The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, provide for the terms of the Option Agreements for Fixed and Elected Options, and make such other determinations as it deems necessary or advisable for the administration of the Plan. The decisions of the Committee on matters within their jurisdiction under the Plan shall be conclusive and binding. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith.


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3.       ELIGIBILITY

         Options are granted under this Plan only to nonemployee Directors, of the Company, or its subsidiaries and not Franchise Holders (referred to as "Participants"), who are current and active members of the Board of Directors of the Company or a subsidiary. Beginning in 1998, Participants are eligible for Options if they are non-employee Directors and not Franchise Holders. Directors of the Company following the adjournment of the Company's Annual Meeting of Shareholders for that year (the "Annual Meeting"), and will continue to participate each year thereafter so long as they are a Director immediately preceding such Annual Meeting and have been reelected or otherwise remain as a Director immediately thereafter.

4.       COMMON STOCK

         Options may be granted under the Plan for a number of shares not to exceed, in the aggregate, ___________ shares of Common Stock of the Company, except as such number of shares shall be adjusted in accordance with the provisions of Section 8 hereof. Such shares may be either authorized but unissued shares or treasury shares. In the event that any Option granted under the Plan expires unexercised, or is surrendered by a participant for cancellation, or is terminated, or ceases to be exercisable for any other reason without having been fully exercised prior to the end of the period during which Options may be granted under the Plan, the shares theretofore subject to such Option, or to the unexercised portion thereof, shall again become available for new Options to be granted under the Plan to any eligible participant (including the holder of such former Option) at an Option price determined in accordance with Sections 5(a) and (b) hereof, which price may then be greater or less than the Option price of such former Option.

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5.       REQUIRED TERMS AND CONDITIONS OF NONQUALIFIED OPTIONS

         The Options granted under the Plan shall be in the following form:

         (a)      SHARES UNDER FIXED OPTIONS

                  Each Participant on the effective date of this Plan shall automatically be granted Options for ______ Shares. Each individual first elected to serve as a director of the Company after the effective date of this Plan shall, upon such election, automatically be granted Options for ______ Shares ("Fixed Options"). In addition, commencing immediately after the adjournment of the Company's Annual Meeting continuing on an annual basis immediately following the adjournment of each Annual Meeting, each Participant whose term did not expire at that Annual Meeting and who has then served as a director of the Company continuously since the previous Annual Meeting shall automatically be granted an additional Option for ______ Shares ("Fixed Options").

                  The exercise price per share of each Fixed Option to purchase Common Stock shall be equal to the Fair Market Value of the stock on the day of grant.

         (b)      SHARES UNDER ELECTED OPTIONS

                  Each Participant shall be eligible to receive additional Options, if, prior to March 1 of that year, the Participant files with the Secretary of the Company an irrevocable election to receive a stock option in lieu of the annual retainer to be earned in the following year beginning March 1 and ending February 28 (or February 29, as the case may be) (called "Elected Options").


                  The number of Elected Option shares granted to a Participant will be determined by a formula which provides that each Participant will receive an option equal to the nearest number of whole shares equivalent to the participant's Annual Retainer divided by the fair market value of the stock per share less $1.00. "Annual Retainer" is defined as the amount to which the participant will be entitled to receive for serving as a director during the Plan year (from one annual meeting until the next), but does not include fees directly associated with service on any committee of the Board of Directors.

                  The exercise price of each Elected Option to purchase Common Stock shall be equal to one dollar ($1.00) per share less than the Fair Market Value of the stock on the day of grant.

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         (c)      MAXIMUM TERM

                  No Option shall be exercisable after the expiration of ten
                  (10) years from the date it is granted.

         (d)      TIME OF EXERCISE

                  All Options granted under the Plan shall be immediately exercisable.

         (e)      FAIR MARKET VALUE

                  If the Company's Common Stock is listed on a national securities exchange at the date of grant, Fair Market Value per share shall mean the average of the highest and lowest selling price of a share on such exchange on such date or, if there were no sales on said date, then on the next prior business day on which there were sales.

                  If the Company's Common Stock is traded other than on a national securities exchange at the date of the grant of the Option, Fair Market Value per share shall mean an amount not less than the average between the bid and asked price of a share on the Option date, as reported by NASDAQ or, if there is no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Committee shall make a good faith determination of the Fair Market Value of a share, using any reasonable method of valuation.

6.       EXPIRATION OF OPTION

         (a)      GENERAL RULE

                  Each Option shall expire on the earlier of the date set forth in the Option agreement (which shall not exceed the maximum term permitted by this Plan) or, if earlier on the applicable date specified in the following subsection of this Section 6.
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         (b)      EXPIRATION UPON TERMINATION OF DIRECTORSHIP

                  Each Option shall expire on the date that the directorship of the optionee with the Company terminates for any reason other than disability, death, retirement or death following retirement; provided, however, that the Committee, in its sole discretion, may permit such Participant to exercise the Option during a period of up to ninety (90) days following his/her directorship termination.

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         (c)      EXPIRATION UPON DISABILITY OR DEATH

                  If the participant ceases to be a Director of the Company by reason of disability (as determined by the Committee) or by reason of death, his/her Options, if any, shall expire on the first anniversary of such termination of directorship.

         (d)      EXPIRATION UPON RETIREMENT

                  If the participant ceases to be a Director of the Company due to retirement with the consent of the Company, his/her Options, if any, shall expire ninety (90) days after the date of such termination of directorship. If an optionee who has so retired dies prior to exercising in full an Option which has not expired pursuant to the preceding sentence, then notwithstanding the preceding sentence, his/her Options shall expire on the first anniversary of the date of the optionee's death.

         (e)      EXPIRATION FOR CAUSE

                  If the participant ceases to be a Director of the Company for cause, his/her Options, if any, shall expire on the date of termination. For purposes of the Plan, termination "for cause" shall mean termination because the optionee engaged in dishonest or fraudulent conduct in the performance of his/her duties for the Company or its subsidiaries.


7.       METHOD OF EXERCISE

         Subject to any restrictions contained herein, Options may be exercised by the Participant giving written notice to the Secretary of the Company stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. Payment for Common Stock, whether in cash, other shares of Common Stock or other property, shall be made in full at the time that an Option, or any part thereof, is exercised.


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8.       ADJUSTMENTS

         (a) The aggregate number of shares of Common Stock with respect to which Options may be granted hereunder, the number of shares of Common Stock subject to each outstanding Option and the Option price per share for each such Option may all be appropriately adjusted, as the Committee may determine, for any increase or decrease in the number of shares of issued Common Stock of the Company resulting from a subdivision or consolidation of shares whether through merger, consolidation, recapitalization, reorganization, payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company.

         (b) On the basis of information known to the Company, the Board or the Committee shall make all determinations under this Section 8, including whether a transaction involves a sale of substantially all the Company's assets, and all such determinations shall be conclusive and binding.


9.       OPTION AGREEMENTS

         Each participant shall agree to such terms and conditions in connection with the exercise of an Option, including restrictions on the disposition of the Common Stock acquired upon the exercise thereof, as the Committee may deem appropriate. The certificates evidencing the shares of Common Stock acquired upon exercise of an Option may bear a legend referring to the terms and conditions contained in the respective Option agreement and the Plan, and the Company may place a stop transfer order with its transfer agent against the transfer of such shares. If requested to do so by the Committee at the time of exercise of an Option, each participant shall execute a certificate indicating that the participant is purchasing the Common Stock under such Option for investment and not with any present intention to sell the same. Upon the exercise of an Option, the Company shall have the right to deduct from any cash payments otherwise due to the participant any amounts required to be withheld under any Federal, state or local income tax laws.



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10.      LEGAL AND OTHER REQUIREMENTS

         The obligation of the Company to grant any option or to sell and deliver Common Stock under any Option granted under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, securities laws, rules and regulations and the effectiveness of a registration statement under the Securities Act of 1933, if deemed necessary or appropriate by the Board, of the Common Stock reserved for issuance upon exercise of Options. A participant shall have no rights as a stockholder with respect to any shares covered by an Option granted to or exercised by the participant until the date of delivery of a stock certificate for such shares. No adjustment other than pursuant to Section 8 hereof shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.


11.      NONTRANSFERABILITY

         During the lifetime of a participant, any Option granted shall be exercisable only by the participant or the participant's guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent or distribution. The granting of an Option shall impose no obligation upon the participant to exercise such Option or right.


12.      INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, so long as such Committee member acted in good faith, received no improper benefit, believed his/her conduct was in the best interests of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe his/her conduct was unlawful. Indemnification may take the form of paying attorneys' fees and expenses as they accrue and advancing attorneys' fees and expenses to the affected Committee member.


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13.      TERMINATION AND AMENDMENT OF PLAN

         No Options shall be granted under the Plan more than ten (10) years after the date the Plan was adopted by the Board. The Board, acting by a majority of its members without further action on the part of the stockholders, may from time to time alter, amend or suspend the Plan or any Option granted hereunder or may at any time terminate the Plan; provided, however, the Board may not:

                  (1) (Except as provided in Section 8 hereof) change the total number of shares of Common Stock available for Options under the Plan;

                  (2)      Extend the duration of the Plan;

                  (3)      Increase the maximum term of Option;

                  (4) Decrease the minimum Option price or otherwise materially increase the benefits accruing to participants under the Plan; or

                  (5) Materially modify the eligibility requirements of the Plan;

         and provided further that no such action shall materially and adversely affect any outstanding Options without the consent of the respective optionees.


14.      EFFECTIVE DATE OF PLAN

         The Plan shall become effective upon adoption by the Board; provided, however, that it shall be submitted for approval by the holders of a majority of the outstanding shares of Common Stock of the Company within twelve (12) months thereafter, and Options granted prior to such stockholder approval shall become null and void if such stockholder approval is not obtained.

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